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                                                                    Exhibit 23.2




               CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

We hereby consent to the incorporation by reference in this Registration Statement on Form S-8 of our report dated March 21, 2001 relating to the consolidated financial statements, which appears in AT&T Latin America Corp.'s Annual Report on Form 10-K for the year ended December 31, 2000.

Miami, Florida
October 1, 2001